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                                                                   Exhibit 23.1

                        INDEPENDENT AUDITORS' CONSENT
                        -----------------------------


The Board of Directors
Bowater Incorporated

We consent to the use of our report dated February 7, 1997, on the financial statements of Bowater Incorporated (the "Company") for the three-year period ended December 31, 1996, incorporated herein by reference, which report appears in the December 31, 1996, annual report on Form 10-K of Bowater Incorporated.


                                                       /s/
                                                       -------------------------
                                                       KPMG Peat Marwick LLP

Greenville, South Carolina
December 2, 1997